UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: October 2, 2009


                             SUN RIVER ENERGY, INC.
             (Exact name of registrant as specified in its charter)

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

              Colorado                                   0-29670                                84-1491159
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-422-8127
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

Litigation

On September 24, 2009, Sun River Energy, Inc. (the Company), filed suit in the District Court of Douglas County, Colorado against LPC Investments, LLC (LPC Investments) and its manager, Kevin Paul, asserting various claims, including breach of contract and common law fraud. The suit alleged, among other things that in October 2008, LPC Investments and Mr. Paul made false and misleading representations in requesting the removal of the restrictive legend on 150,000 shares of the Company's common stock comprising a portion of 2.2 million shares previouly purchased by LPC Investments (the Disputed Shares). According to the suit, in November 2008, LPC Investments exercised its option to convert the Disputed Shares into debt, thereby creating a valid contract. However, LPC Investments later breached the contract by refusing to deliver any of the Disputed Shares to the Company and selling 150,000 of the Disputed Shares. The Company asked the District Court of Douglas County to compel LPC Investments to deliver the Disputed Shares to the Company. The Company also sought payment of attorney fees and costs.

To avoid litigating the same dispute in two different courts, on October 1, 2009, the Company filed a motion to dismiss the matter and instead filed a Counterclaims and Third Party Claims in the District Court of Jefferson County, Colorado as discussed below.

On September 24, 2009, LPC Investments filed suit in the District Court of Jefferson County, Colorado against the Company. Among other things, the suit asks that Court to issue a declaratory judgment that the Disputed Shares are indeed owned by LPC Investments, and to direct the Company co-operate with LPC Investment's outstanding legend removal requests submitted to the Company's transfer agent by LPC Investments. LPC Investments is also seeking payment of attorney fees and costs. In that same litigation, on October 2, 2009, the Company filed Counterclaims and Third Party Claims in the District Court of Jefferson County, Colorado against LPC Investments and Kevin Paul. The claims and the relief sought by the Company are substantially similar to the claims and relief previously sought in the Douglas County litigation.

On September 28, 2009, the Company filed a Current Report on Form 8K with the Securities and Exchange Commission (SEC), that disclosed the initial litigation filings. Such filing can be found on the SEC's website at www.sec.gov.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                 SUN RIVER ENERGY, INC.


                                                 By:/s/Redgie Green
                                                 ------------------
                                                       Redgie Green, CEO


                     Date:  October 6, 2009